Customer Advances In Excess Of Costs Incurred On Contracts In Progress (Details) - USD ($) $ in Thousands		12 Months Ended
		Dec. 31, 2015	Dec. 31, 2014
Costs in Excess of Billings on Uncompleted Contracts or Programs [Abstract]
Advances received		$ 753,708	$ 686,408
Less - Advances presented under long-term liabilities		167,601	120,299
Less - Advances deducted from inventories	[1]	70,282	72,555
Customer advances - Total		515,825	493,554
Less - Costs incurred on contracts in progress		78,623	80,331
Customer advances in excess of costs incurred on contracts in progress		$ 437,202	$ 413,223

[1]	The Company has transferred legal title of inventories to certain customers as collateral for advances received. Advances are allocated to the relevant inventories on a per-project basis. In cases where advances are in excess of the inventories, the net amount is presented in customer advances (see Note 14).